THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

NUZEE, INC.

This SUBSCRIPTION AGREEMENT (this "**Agreement**"), dated as of October 25, 2023 is made by and between NuZee, Inc. (the "**Company**"), and the undersigned subscriber (the "**Subscriber**").

WHEREAS, the Company desires to sell (i) shares (each, a "**Share**" and collectively, the "**Shares**") of the Company's common stock, par value $0.00001 ("**Common Stock**"), and (ii) warrants to purchase shares of Common Stock on the terms set forth in the Common Stock Purchase Warrant, in the form of **Exhibit A** attached hereto (each, a "**Warrant**" and collectively, the "**Warrants**" and, collectively with the Shares and the Warrant Shares (as defined below), the "**Securities**"), in offerings in reliance on the exemptions from Securities Act registration provided under Rule 506(b) of Regulation D promulgated under the Securities Act or Regulation S promulgated under the Securities Act ("**Regulation S**") contemporaneously with this Agreement. The Subscriber desires to subscribe for the Securities subject to and in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follows:

1. **SUBSCRIPTION.**

   a. The Subscriber hereby irrevocably subscribes for and agrees to purchase (such subscription and agreement to purchase being the "**Subscription**") (i) the number of Shares as set out on the signature page of this Agreement and (ii) the Warrants

as set out on the signature page of this Agreement, at a price per Share equal to the last closing price for the Common Stock immediately preceding the signing of this Agreement, as reported by the Nasdaq Capital Market, which is equal to $ [1] (the "**Share Purchase Price**"), for the total subscription price as set out on the signature page of this Agreement (the "**Subscription Proceeds**"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

b. The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Securities. Subject to the terms hereof, the Agreement will be effective upon its acceptance by the Company. This Offering (as defined below) is subject to a $ maximum aggregate offering amount but is not subject to any minimum offering amount.

c. Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

2. **PAYMENT**.

a. The Subscription Proceeds must accompany this Agreement.

b. The Subscriber acknowledges and agrees that this Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Agreement by the Subscriber, this Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement without interest or deduction.

c. When the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Agreement being accepted by the Company.

d. The Subscriber must complete, sign and return to the Company an executed copy of this Agreement.

e. The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law or that are deemed advisable or necessary by the Company in its reasonable discretion.

3. **CLOSING**. Closing of the purchase and sale of the Securities shall occur on or before October 25, 2023 or on such other date as may be determined by the Company in its sole discretion (the "**Closing Date**"). The Subscriber acknowledges that Securities may be

[1] **NTD:** the per share purchase price will be the closing market price as of the date of signing (or as of the day before if signed prior to market close on signing day).

issued to other subscribers under this offering (the "**Offering**") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefore at any time on or prior to the Closing Date. This Agreement shall not be binding on the Company until the satisfaction of each of the closing conditions set forth in **Section 4** below and this Agreement has been accepted by the Company, which shall be evidenced by the Company countersigning this Agreement and the delivery thereof to the Subscriber.

4. **CONDITIONS TO OBLIGATIONS OF THE COMPANY**. The obligations of the Company to issue the Securities to the Subscriber on the Closing Date are subject to the fulfillment (or waiver by the Company), before or at the time of the closing, of each of the following conditions:

   a. **Execution of Subscriber Documents**. The Subscriber will have executed and delivered (i) this Agreement and (ii) the Warrant. Collectively this Agreement and the Warrant are hereinafter referred to as the "**Investor Documents**."

   b. **Performance by the Subscriber**. The Subscriber shall have duly performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement required to be performed or complied with by the Subscriber before the Closing Date including, without limitation, payment to the Company of the Subscription Proceeds.

5. **REPRESENTATIONS AND WARRANTIES OF THE COMPANY**.

   a. The Company represents and warrants to the Subscriber that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as proposed to be conducted and to issue the Securities to the Subscriber.

   b. The Company represents and warrants to the Subscriber that the Company shall honor the exercise of the Warrants and shall deliver Warrant Shares (as defined below) in accordance with the terms, conditions and time periods set forth in the Warrant. The term "**Warrant Shares**" means the shares of Common Stock issued and issuable pursuant to the terms of the Warrant.

6. **REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER**. The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date indefinitely) that, as of the date hereof and as of the Closing Date:

   a. **Authorization**. It has the full power and authority to enter into this Agreement and the other Investor Documents, and (assuming due execution by the Company and the other parties to such agreements) such agreements constitute its valid and legally binding obligation, enforceable against it in accordance with its terms.

b. **Purchase Entirely for Own Account**. The Securities are being acquired for investment for the Subscriber's own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof.

c. **Disclosure of Information**. Prior to the time of purchase of any Securities, the Subscriber received a copy of this Agreement, including the description of the terms of the Warrants set forth in **Exhibit B**. The Subscriber has reviewed this Agreement, including the description of the terms of the Warrants set forth in **Exhibit B**, and has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify the Subscriber's understanding of the terms thereof and of the Company's business and status thereof. The Subscriber acknowledges that no officer, director, attorney, broker-dealer, placement agent, finder or other person affiliated with the Company has given the Subscriber any information or made any representations, oral or written, other than as expressly provided in this Agreement, on which the Subscriber has relied upon in deciding to invest in the Securities, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Securities. The Subscriber acknowledges and agrees that this Agreement contains all representations and warranties made by the Company to the Subscriber in connection with the offering, sale and purchase of the Securities.

d. **Investment Experience**. The Subscriber understands that the purchase of the Securities involves substantial risk. It acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities. The Subscriber also represents it has not been organized for the purpose of acquiring the Securities.

e. **No General Solicitation**. The Subscriber acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

f. **Restricted Securities**. The Subscriber acknowledges and understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber acknowledges that the Company has no obligation to file a registration statement regarding Subscriber's resale of the Securities. In this connection, the Subscriber represents that it is familiar with Rule 144 under the Securities Act ("**Rule 144**"), as presently in effect, and understands the resale limitations imposed thereby. The Subscriber understands that Subscriber must hold the Securities indefinitely unless such Securities, as applicable, are registered with the SEC and qualified by state authorities, or an

exemption from such registration and qualification requirements is available. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, as applicable, and on requirements relating to the Company which are outside of the Subscriber's control, and which the Company is under no obligation and may not be able to satisfy. In this regard, Subscriber understands and acknowledges that the Company has not represented or warranted that the Company has never been an issuer described in Rule 144(i)(1)(i).

g. **Public Information**. The Subscriber understands that the Company has not agreed with the Subscriber to comply with the public information or other provisions of Rule 144 or any other exemption under U.S. federal or state law respecting the resale or other transfer of the Securities.

h. **SEC Reports**. The Subscriber acknowledges that it has had access to and has reviewed the following (collectively, the "**Disclosure Documents**"): (i) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2022, including, without limitation, the section captioned "Risk Factors" regarding risk factors associated with an investment in the Company, (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and (iii) the Company's Current Reports on Form 8-K filed since October 1, 2022, including, in each case, any amendments thereto, all as filed with the SEC. In making this investment, the Subscriber has not relied upon any information not included in the Disclosure Documents or this Agreement, and the Subscriber has not relied upon any representations or warranties made by the Company, any other director or officer thereof, except as expressly set forth in this Agreement.

i. **Consultation With Own Attorney**. The Subscriber has been advised to consult with its own attorney and other financial and tax advisers regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and has done so, to the extent such Subscriber considers necessary.

j. **Tax Consequences**. The Subscriber acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company's officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to the Subscriber of an investment in the Company. The Subscriber has relied solely upon its own advisers with respect to the tax consequences of this investment.

k. **Information Provided by Subscriber**. All information which the Subscriber has provided to the Company concerning the Subscriber, its financial position and its knowledge of financial and business matters is truthful, accurate, correct, and complete as of the date set forth herein and shall be as of the Closing Date. Subscriber undertakes to promptly inform the Company of any changes in such

information or any inaccuracy in the representations and warranties made by Subscriber herein arising prior to the Closing Date.

l. **Legends**. The Subscriber understands that the certificates evidencing the Securities may bear a legend substantially similar to the following, and other legends as may be determined by the Company upon consultation with its legal counsel:

On the Shares and the Warrant Shares:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

On the Warrants:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT").

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES (AS DEFINED HEREIN) OR BY OR ON BEHALF OF A U.S. PERSON, EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND

EXEMPTIONS FROM APPLICABLE STATE SECURITIES LAWS, IN EACH CASE AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT: (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B) IN A TRANSACTION OUTSIDE THE UNITED STATES MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. PRIOR TO THE COMPLETION OF ANY SUCH TRANSACTION PURSUANT TO THE FOREGOING CLAUSES (B) OR (C), THE TRANSFEROR SHALL DELIVER TO THE COMPANY A WRITTEN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSACTION IS IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE ARE PROHIBITED UNLESS THEY ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

m. **Patriot Act**. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (collectively referred as the "**Patriot Act**") are incorporated into this Section. The Subscriber and each and every Person affiliated with such Subscriber is: (i) not a "blocked" person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (as used in this Section only, the "**Annex**"); (ii) in full compliance with the requirements of the Patriot Act and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("**OFAC**"); (iii) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; and (iv) not listed as a Specially Designated Terrorist or as a "blocked" person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the

Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act.

n. **No Short Sales**. The Subscriber has not, directly or indirectly, through its agents, representatives or affiliates, engaged in or effected, in any manner whatsoever, any (i) "short sale" (as such term is defined in Rule 200 of Regulation SHO of the Securities Exchange Act of 1934, as amended) of the Common Stock, (ii) hedging transaction, which established a net short position with respect to the Common Stock or any other equity security of the Company or (iii) other transaction that involved hedging Subscriber's position in any equity security of the Company.

o. **Offshore Transaction**. The Subscriber:

i. is not a U.S. Person (as defined in Regulation S and for the purpose of this Agreement includes any person in the United States);

ii. is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

iii. is resident in the jurisdiction set out on the signature page of this Agreement;

iv. is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "**International Jurisdiction**") which would apply to the acquisition of the Securities;

v. is purchasing the Securities pursuant to exemptions from registration or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

vi. acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities;

vii. represents and warrants that the acquisition of the Securities by the Subscriber does not trigger: any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or any continuous disclosure reporting obligation of the Company in the International Jurisdiction;

viii. will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (v), (vi) and (vii) above to the satisfaction of the Company, acting reasonably;

ix. is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

x. is outside the United States when receiving and executing this Agreement;

xi. understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the Securities Act and in such case only in accordance with applicable state securities laws;

xii. acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

xiii. acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons (as defined in Regulation S) except in accordance with Regulation S under the Securities Act or pursuant to another exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; and

xiv. agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (as defined in Regulation S) (i) as part of their distribution at any time and (ii) otherwise until six months after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act.

p. **Additional Representations from Subscriber Upon Exercise of Warrant**. Pursuant to the terms of the Warrant, the Warrant may not be exercised within the United States, or by or on behalf of a U.S. Person, nor will certificates representing Common Stock issuable upon exercise of the Warrant be delivered in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and exemptions from applicable state securities laws. Pursuant to the terms of the Warrant, the Subscriber will be required to certify to the Company that, as of the date of exercise of the Warrant, it either: (i) is not (a) a U.S. Person, (b) exercising the Warrant(s) on behalf of a U.S. Person, and (c) in the United States

at the time that the Warrant(s) are exercised and did not execute or deliver the Notice of Exercise in the United States; (ii) at or prior to the time of such exercise, has delivered to the Company a written opinion of counsel or other evidence satisfactory to the Company to the effect that the issuance of Common Stock upon such exercise is not required to be registered under the Securities Act and applicable state securities laws; or (iii) is the original purchaser of the Warrant and confirms as of the date of such exercise, the representations, warranties and agreements made by it in this Agreement, including all representations and warranties with respect to the acquisition of the Warrant Shares upon exercise of the Warrant.

7. **INDEMNIFICATION**. The Subscriber agrees to indemnify and hold harmless the Company and its subsidiaries, as well as the respective officers, directors, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (the "**Indemnified Liabilities**") arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction. To the extent that the foregoing undertaking by the Subscriber may be unenforceable for any reason, the Subscriber shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity and contribution agreements contained in this Section shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) the consummation of the sale or successive resales of the Securities.

8. **MISCELLANEOUS**.

a. **Successors and Assigns**. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under, or by reason of, this Agreement, except as expressly provided in this Agreement.

b. **Governing Law and Jurisdiction**. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each of the Company and Subscriber hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed

herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement.

c. **Counterparts and Facsimile Signatures**. This Agreement may be executed manually or by facsimile or electronic signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

d. **Titles and Subtitles**. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. **Notices**. Except as otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, (b) when received by facsimile at the address and number for such party set forth on the signature page hereto, or (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page below, with next business day delivery guaranteed. A party may change or supplement its addresses for the purposes of receiving notice pursuant to this Section by giving the other parties written notice of the new address in the manner set forth above.

f. **Finder's Fee**. Subscriber agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a brokers' fee, finders' fee or similar compensation (and the costs and expenses of defending against such liability or asserted liability) for which Subscriber or any of its officers, partners, employees or representatives is responsible.

g. **Expenses**. Each of Subscriber and the Company shall bear its own fees and expenses in connection with this transaction. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party as determined specifically by the court shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

h. **Amendments and Waivers**. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Subscriber.

i. **Severability**. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

j. **Further Assurances**. The Company and the Subscriber shall take all further actions and execute and deliver all further documents that are reasonably be required to effect the transactions contemplated by this Agreement.

k. **Entire Agreement**. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede all prior and contemporaneous negotiations and agreements between the parties regarding the subject matter hereof, whether oral or written.

l. **Publicity**. Except as may be required by applicable law, including U.S. federal securities laws, none of the parties hereto shall issue a publicity release or announcement or otherwise make a public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. Notwithstanding the foregoing, the Company shall be entitled to issue press release(s) regarding such transactions upon the Closing Date, so long as the release omits the name of the Subscriber.

m. **Independent Counsel. Subscriber confirms that either he, she or it has consulted with separate legal counsel or has determined of his, her or its free will not to obtain such separate representation. Subscriber acknowledges that legal counsel for the Company has not represented Subscriber in connection with this Agreement, the Securities, the Warrant, or the transactions contemplated hereby or thereby. Legal counsel for the Company is an intended third party beneficiary of this provision.**

[*Signatures appear on following page.*]

NUZEE INC.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

The undersigned Subscriber, by signing and returning this signature page, irrevocably commits to the purchase of the number of Securities set forth below, subject to the terms and conditions of this Subscription Agreement and hereby delivers to the Company, by wire transfer or check made payable to "**NuZee, Inc.**", the Subscription Proceeds.

The undersigned Subscriber further understands and agrees that while it is irrevocably committed to purchase the number of Securities subscribed for hereby, subject to the terms and conditions of this Subscription Agreement, the Company may reject this Subscription, in whole or in part, for any reason and refund to the undersigned Subscriber all or any portion of the Subscription Proceeds, without deduction or interest.

PURCHASER:

Number of Shares: 46,800 .

Warrants: 5,200 .

Cash Purchase Price (Subscription Proceeds): $ 128,682.80[2].

Forms of Ownership. Please indicate the form of ownership you desire for the Common Stock.

__X__ Individual (one signature required)

______ Joint Tenants with right survivorship (both parties must sign)

______ Tenants in common (both parties must sign)

______ Community Property (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest is held in both names)

______ Corporation or Limited Liability Company (signature of authorized party or parties)

______ Partnership (signature of general partner and additional signatures if required by partnership agreement)

______ Trust (signature of trustee and additional signatories if required by trust instrument)

---

[2] **NTD:** total Subscription Proceeds to be calculated using the closing market price immediately prior to signing of the Agreement.

Please PRINT the exact name(s) (registration) in which the Shares, Warrants and Warrant Shares, as applicable, are to be held.

Address for Notices:

____

Street Address

____

City Country Zip

____

Daytime Telephone Number

____

Email Address

ACCEPTED BY COMPANY:

Accepted this ____ day of October, 2023.

____

Masateru Higashida
CEO, NuZee, Inc.

SIGNATURE BY INDIVIDUAL SUBSCRIBERS

金 淳次	
Signature	Signature
Social Security Number	Social Security Number
KIM SOONCHA	
Print or Type Name	Print or Type Name
Executed at:	Executed at:
8/F., NIHOMBASHI MM BLGD., 3-5-12 NIHOMBASHI, CHUO-KU, 103- 0027, TOKYO, JAPAN	
City Country Zip	City Country Zip
This 25 day of October, 2023	This _____ day of ______________, 2023

SIGNATURE BY CORPORATION, PARTNERSHIP OR TRUST
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SIGNATURE BY CORPORATION,

PARTNERSHIP OR TRUST SUBSCRIBERS

____
Name of Corporation, Partnership or Trust (Please Print or Type)

By: ________________________________
Signature of Authorized Agent

Title: ______________________________

Taxpayer Identification No.: ____________

Executed at:

____
City Country Zip

This _____ day of ______________, 2023

EXHIBIT A

FORM OF WARRANT

[attached]

EXHIBIT B

DESCRIPTION OF TERMS OF THE WARRANTS

Summary of the Offering

- ☐ The Company is offering the Shares and Warrants at the Share Purchase Price
- ☐ Each Warrant entitles the holder thereof to purchase one share of Common Stock at an initial exercise equal to the Share Purchase Price per whole share of Common Stock.
- ☐ The Offering is subject to a $ maximum aggregate offering amount but is not subject to any minimum offering amount.

Summary of the Warrants

- ☐ Exercisable: upon the six-month anniversary of the original issuance date
- ☐ Expiration: Fifth anniversary of the original issuance date
- ☐ Initial Exercise Price: the price per share equal to the Share Purchase Price
- ☐ Cashless Exercise: Permitted

Description of the Warrants

Exercise of Warrants

Each Warrant is exercisable for one share of Common Stock, with an exercise price equal to the Share Purchase Price per share of Common Stock at any time during the period beginning on the six (6) month anniversary of the Closing Date and ending on the to five (5) year anniversary of the Closing Date. The Warrants issued in the Offering will be governed by the terms of the Warrant, the form of which is attached to this Subscription Agreement as **Exhibit A**. The holder of a Warrant will not be deemed a holder of the underlying Common Stock until the Warrant is exercised.

The Warrants are exercisable upon the six (6) month anniversary of the Closing Date and expire on the five (5) year anniversary of the Closing Date.

The exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Common stock.

The Warrant holder may pay the exercise price in cash upon exercise of the Warrants or by utilizing the cashless exercise provision of the Warrants.

Upon the holder's exercise of a Warrant, the Company will issue the shares of Common Stock issuable upon exercise of the Warrant as soon as practicable following the Company's receipt of a notice of exercise, provided that payment of the exercise price has been made (unless exercised to the extent permitted via the cashless exercise provision). Prior to the exercise of any

Warrants to purchase Common Stock, holders of the Warrants will not have any of the rights of holders of the Common Stock purchasable upon exercise, including the right to vote, except as set forth therein.

The holder acknowledges that the shares of Common Stock acquired upon the exercise of the Warrant will have restrictions upon resale imposed by state and federal securities laws.

Pursuant to the terms of the Warrant, the Warrant may not be exercised within the United States, or by or on behalf of a U.S. Person, nor will certificates representing Common Stock issuable upon exercise of the Warrant be delivered in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and exemptions from applicable state securities laws. In order to exercise a Warrant, the Warrant holder will be required to certify to the Company that, as of the date of exercise of any such Warrant, it either: (i) is not (a) a "U.S. Person" (as defined by Regulation S of the Securities Act), (b) exercising the Warrant(s) on behalf of a "U.S. Person", and (c) in the United States at the time that the Warrant(s) are exercised and did not execute or deliver the notice of exercise in the United States; (ii) at or prior to the time of such exercise, has delivered to the Company a written opinion of counsel or other evidence satisfactory to the Company to the effect that the issuance of Common Stock upon such exercise is not required to be registered under the Securities Act and applicable state securities laws; or (iii) is the original purchaser of the Warrant(s) and confirms as of the date of such exercise, the representations, warranties and agreements made by it in this Agreement.

Fundamental Transaction

In the event the Company consummates a merger or consolidation with or into another person or other reorganization event in which the Common Stock are converted or exchanged for securities, cash or other property, or the Company sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its assets or the Company or another person acquire 50% or more of the outstanding shares of Common Stock, then following such event, the holders of the Warrants will be entitled to receive upon exercise of such Warrants the same kind and amount of securities, cash or property which the holders would have received had they exercised their Warrants immediately prior to such fundamental transaction. Any successor to us or surviving entity shall assume the obligations under the Warrants.

Exchange Listing

We do not intend to apply for listing of the Warrants on any securities exchange or other trading system.

Certain Risk Factors Related to the Warrants

We do not intend to apply for any listing of the Warrants on any exchange or nationally recognized trading system, and we do not expect a market to develop for the Warrants.

We do not intend to apply for any listing of the Warrants on the Nasdaq Capital Market or any other securities exchange or nationally recognized trading system, and we do not expect a market to develop for the Warrants. Without an active market, the liquidity of the Warrants will

be limited. Further, the existence of the Warrants may act to reduce both the trading volume and the trading price of the Common Stock.

Warrants are speculative in nature.

The Warrants offered in the Offering do not confer any rights of Common Stock ownership on their holders, such as voting rights or the right to receive dividends, but rather merely represent the right to acquire shares of Common Stock at a fixed price for a limited period of time. Specifically, a holder of a Warrant may exercise the right to acquire a share of Common Stock and pay an exercise price equal to the Share Purchase Price after the six-month anniversary of the original issuance date and prior to the fifth anniversary of the original issuance date, upon which date any unexercised Warrants will expire and have no further value. Upon exercise of the Warrants, the holders thereof will be entitled to exercise the rights of a holder of Common Stock only as to matters for which the record date occurs after the exercise date.

Moreover, following the Offering, the market value of the Warrants is uncertain. There can be no assurance that the market price of the Common Stock will ever equal or exceed the exercise price of the Warrants, and, consequently, whether it will ever be profitable for investors to exercise their Warrants.